UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2026

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2026, Integra LifeSciences Holdings Corporation (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2026 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. In the financial statements portion of the Press Release, the Company has included a reconciliation of GAAP revenues to organic revenues for the quarters ended September 30, 2026 and 2025, GAAP net income to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the quarters ended September 30, 2026 and 2025, GAAP net income to adjusted net income for the quarters ended September 30, 2026 and 2025, GAAP gross profits to adjusted gross profits for the quarters ended September 30, 2026 and 2025, GAAP gross margin to adjusted gross margin for the quarters ended September 30, 2026 and 2025, GAAP earnings per diluted share to adjusted earnings per diluted share for the quarters ended September 30, 2026 and 2025, and GAAP total debt to net debt for the quarters ended September 30, 2026 and December 31, 2025.

In the Press Release, the Company provided forward-looking guidance regarding organic revenues and adjusted earnings per diluted share but did not provide reconciliations to the most directly comparable forward-looking GAAP financial measures because certain GAAP expense items and the impact of changes in foreign exchange rates are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the Press Release and selected historical financial information) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Discussion of Adjusted Financial Measures

In addition to our GAAP results, we provide certain non-GAAP measures, including organic revenues, adjusted EBITDA, adjusted net income, adjusted gross profit, adjusted gross margin, adjusted earnings per diluted share, and net debt. Organic revenues consist of total revenues excluding the effects of currency exchange rates, revenues from current-period acquisitions and product divestitures. Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation and amortization; (ii) other income (expense); (iii) interest income and expense; (iv) income tax expense (benefit); (v) impairment charges; and (vi) those operating expenses also excluded from adjusted net income. The measure of adjusted net income consists of GAAP net income, excluding: (i) structural optimization charges; (ii) divestiture, acquisition and integration-related charges; (iii) EU Medical Device Regulation-related charges; (iv) charges related to the transition of Boston-related manufacturing operations to the Company’s Braintree, Massachusetts facility (the “Braintree transition”); (v) charges related to the flooding of the Company’s Cincinnati, Ohio manufacturing facility, including inventory losses, asset write-offs, remediation costs, plant restart costs and other directly related costs, net of associated insurance reimbursements, as applicable (the “Cincinnati flood and recovery”); (vi) intangible asset amortization expense; (vii) income tax impact from adjustments; and (viii) impairment charges. The measure of adjusted gross margin is calculated by dividing adjusted gross profit by total revenues. Adjusted gross profit consists of GAAP gross profit adjusted for: (i) structural optimization charges; (ii) divestiture, acquisition and integration-related charges; (iii) charges related to the Braintree transition; (iv) charges related to the Cincinnati flood and recovery; (v) EU Medical Device Regulation-related charges; and (vi) intangible asset amortization expense. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. The measure of net debt consists of GAAP total debt (excluding deferred financing costs) less short-term investments, cash and cash equivalents.

The Company believes that the presentation of organic revenues and the various adjusted EBITDA, adjusted net income, adjusted gross profit, adjusted gross margin, adjusted earnings per diluted share, and net debt measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. Management uses non-GAAP financial measures in the form of organic revenues, adjusted EBITDA, adjusted net income, adjusted gross profit, adjusted gross margin, adjusted earnings per diluted share, and net debt when evaluating operating performance because we believe that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company's divestiture, acquisition, integration, and restructuring activities, for which the amounts are non-cash in nature, or for which the amounts are not expected to recur at the same magnitude, provides a supplemental measure of our operating results that facilitates comparability of our financial condition and operating performance from period to period, against our business model objectives, and against other companies in our industry. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of our Company. In addition, since the Company has historically provided non-GAAP guidance to the investment community, we believe the continued inclusion of non-GAAP guidance provides consistency in the information made available to investors.

Organic revenues, adjusted EBITDA, adjusted net income, adjusted gross profit, adjusted gross margin, adjusted earnings per diluted share, and net debt are significant measures used by management for purposes of:

• supplementing the financial results and forecasts reported to the Company's board of directors;
• evaluating, managing and benchmarking the operating performance of the Company;
• establishing internal operating budgets;
• determining compensation under bonus or other incentive programs;
• enhancing comparability from period to period;
• comparing performance with internal forecasts and targeted business models; and
• evaluating and valuing potential acquisition candidates.

The measure of organic revenues that we report reflects the change in total revenues for the quarter ended September 30, 2026 adjusted for the effects of currency exchange rates, revenues from acquisitions, and revenues from divested products on current period revenues. We provide this measure because changes in foreign currency exchange rates can distort our reduction favorably or unfavorably, depending upon the strength of the U.S. dollar in relation to the various foreign currencies in which we generate revenues. We generate significant revenues outside the United States in multiple foreign currencies. We believe this measure provides useful information to determine the success of our international selling organizations in increasing sales of products in their local currencies without regard to fluctuations in currency exchanges rates, which we do not control. Additionally, significant divestitures and acquisitions can distort our current period revenues when compared to prior periods.

The measures of adjusted net income and adjusted gross profit reflect GAAP net income and GAAP gross profit, respectively, each adjusted for one or more of the following items, as applicable:

•Structural optimization charges. These charges include employee severance and other costs associated with exit or disposal of facilities, costs related to transferring manufacturing and/or distribution activities to different locations, and rationalization or enhancement of our organization, existing manufacturing, distribution, administrative, functional and commercial infrastructure. Some of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature, given management's ongoing review of the efficiency of our organization and structure, including manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.
•Acquisition, divestiture and integration-related charges. Acquisition, divestiture and integration-related charges include (i) inventory fair value purchase accounting adjustments, (ii) changes in the fair value of contingent consideration after the acquisition date, (iii) costs related to acquisition integration, including systems, operations, retention and severance, (iv) legal, accounting, banking and other outside consultants expenses directly related to acquisitions or divestitures, and (v) gain or loss on sale of business and related costs to complete the divestiture of business. Although recurring, given the ongoing character of our acquisitions and divestitures, these charges are not factored into the evaluation of our performance by management after completion because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our acquisition and divestiture transactions as well as the level of inventory on hand at the time of acquisition.
•EU Medical Device Regulation charges. These charges represent costs specific to complying with the medical device reporting regulations and other requirements of the European Union’s regulation for medical devices. Management excludes this item when evaluating the Company’s operating performance because these costs incurred are not reflective of its ongoing operations.
•Braintree transition charges. These charges represent costs and charges related to the transition of certain manufacturing operations from the Company’s Boston, Massachusetts facility to the Company’s Braintree, Massachusetts facility. Management excludes this item when evaluating the Company’s operating performance because of the infrequent and/or large scale nature of these activities.
•Cincinnati flood and recovery charges. These adjustments represent the direct impacts associated with the flooding of the Company’s Cincinnati, Ohio manufacturing facility, including inventory losses, fixed asset write-offs, remediation costs, plant restart costs and other directly related costs, net of associated insurance reimbursements for such items, as applicable. Management excludes these items when evaluating the Company’s operating performance because they arise from a discrete natural disaster that is outside the ordinary course of the Company’s operations and/or are of a magnitude not expected to recur. Insurance recoveries related to business interruption for lost revenue are not included in this adjustment and remain in the Company’s non-GAAP measures.
•Intangible asset amortization expense. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.
•Income tax impact from adjustments. This item represents adjustments to income tax expense for the amount of additional tax expense that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision, based on the statutory rate applicable to jurisdictions in which the above non-GAAP adjustments relate.
•Impairment charges. These charges represent the impairment of goodwill due to the increased risk to the Company’s future results of operations from a number of factors, including recent tariff changes that have created broad economic uncertainty and the impact of quality, operational, and supply issues that have had a negative impact on the Company’s market capitalization. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.

In the Press Release, the Company provided forward-looking guidance regarding organic revenues and adjusted earnings per diluted share but did not provide reconciliations to the most directly comparable forward-looking GAAP financial measures because certain GAAP expense items and the impact of changes in foreign exchange rates are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort. Specifically, the actual impact of changes in foreign exchange rates and the financial impact and timing of divestitures, acquisitions, integrations, structural optimization, efforts to comply with the EU Medical Device Regulation, and income tax impact from adjustments are uncertain, depend on various dynamic factors and are not reasonably ascertainable at this time. The unavailable information could have a material impact on GAAP results.

Organic revenues, adjusted EBITDA, adjusted net income, adjusted gross profit, adjusted gross margin, adjusted earnings per diluted share, and net debt are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the revenues, costs or benefits associated with the operations of the Company's business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. The Company expects to continue to acquire businesses and product lines and to incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion of these items from its adjusted financial measures should not be construed as an inference that all of these revenue adjustments or costs are unusual, infrequent or non-recurring. Some of the limitations in relying on the adjusted financial measures are:

•The Company periodically acquires other companies or businesses, and we expect to continue to incur acquisition-related expenses and charges in the future. These costs can directly impact the amount of the

Company's available funds or could include costs for aborted deals which may be significant and reduce GAAP net income.
•All of the adjustments to GAAP net income have been tax affected at the Company's actual tax rates. Depending on the nature of the adjustments and the tax treatment of the underlying items, the effective tax rate related to adjusted net income could differ significantly from the effective tax rate related to GAAP net income.

In the financial tables portion of the Press Release, the Company has included reconciliations of GAAP reported revenues to organic revenues, GAAP net income to adjusted EBITDA, GAAP net income to adjusted net income, GAAP gross profit to adjusted gross profit, GAAP gross margin to adjusted gross margin, and GAAP earnings per diluted share to adjusted earnings per diluted share each for the quarters ended September 30, 2026 and 2025. The Company has included a reconciliation of GAAP total debt to net debt for the quarters ended September 30, 2026 and December 31, 2025.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release with attachments, dated October 21, 2026, issued by Integra LifeSciences Holdings Corporation

104 Cover Page Interactive Data File (embedded within the inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: October 21, 2026	By:	/s/ Lea Knight
Lea Knight
	Title:	Executive Vice President and Chief Financial Officer